EXHIBIT 10.4
Gas Sales and Portfolio Administration Agreement

APPENDICES INDEX

Buyer's Primary Delivery Points        A

Buyer’s Maximum Quantities        B

“Reserved for Future Use”            C

Supplier Reservation Costs        D

Commodity Purchases-Gas Cost
Incentive Mechanism            E

Notices                    F

Invoice/Payment Data            G

Demand Cost Charges            H

“Reserved”                I

Portfolio Services                J - K

SIGECO-Appendix A

Gas Sales And Portfolio Administration Agreement         Revised Page No. 1
April 1, 2012

APPENDIX A - Buyer’s Primary Delivery Points

Texas Gas Transmission Corporation:
Meter No.        Meter Station Name
1808    SIGECO South Shipper Deduct (includes all of the following)
Elberfeld
Boonville Road
Long Road
Levee (Evansville)
Haubstadt
Snake Run
Francisco
Wagner
1809    SIGECO North Shipper Deduct (includes all of the following)
Bicknell
Edwardsport
Freelandville
Monroe City
Oaktown
Petersburg
Washington Road
Rural – SIGECO
Rural – Hoosier Gas
9540     Dogtown

Midwestern Gas Transmission:
Meter No.    Meter Station Name
7071-Chrisney
02-7100    Ohio Valley Hub

SIGECO-Appendix A
Gas Sales And Portfolio Administration Agreement         Revised Page No. 2
April 1, 2012

ANR Gas Pipeline:
Meter No.    Meter Station Name
032410100    South Chrisney (SIGECO)

Texas Eastern Gas Transmission:
Meter No.    Meter Station Name
79730    SIGECO - LDC Allocation Point
70539    Ft. Branch, IN
72648    Southern Indiana Posey Co., IN

Ohio Valley Hub, LLC:
Meter No.    Meter Station Name
Monroe City Storage Field
9401     Texas Gas - Ohio Valley Hub Interconnect

Amendment
Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO-Appendix B
Gas Sales And Portfolio Administration Agreement          Revised Page No. 1
April 1, 2012

APPENDIX B - Buyer’s Maximum Quantities
Month    Daily
April         73,233
May         62,327
June     62,327
July     62,327
August     62,327
September     62,327
October          76,595
November         71,200
December     71,200
January     71,200
February     71,200
March     71,200

Amendment
Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

             SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement             Revised Page No. 1
    April 1, 2012

APPENDIX D - Supplier Reservation Costs

Supplier Reservation Costs
April 1, 2012 through October 31, 2012

I.    Reserved Commodity Quantities
a. Monthly Baseload Reserved Quantity (Dth/Day)

Month	MGT	TGT Gulf Coast	TETCO
November, 2011	0	17,600	424
December, 2011	6,061	23,746	428
January, 2012	6,061	23,746	428
February, 2012	5,051	19,311	428
March, 2012	3,030	14,351	428
April, 2012	667	10,877	106
May, 2012	645	10,526	106
June, 2012	667	10,877	106
July, 2012	645	8,913	106
August, 2012	645	8,913	106
September, 2012	667	9,210	106
October, 2012	645	8,913	106

Buyer and Seller agree that some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

    SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement             Revised Page No. 2
    April 1, 2012

APPENDIX D - Supplier Reservation Costs
b. Daily Swing Reserved Quantity (Dth/Day)

Month	MGT	TGT Gulf Coast	TETCO
November, 2011	35,354	6,306	636
December, 2011	29,293	160	641
January, 2012	29,293	160	641
February, 2012	30,303	4,596	641
March, 2012	32,323	7,037	641
April, 2012	34,333	14,370	1,980
May, 2012	34,355	14,721	1,980
June, 2012	34,333	14,370	1,980
July, 2012	34,355	16,334	1,980
August, 2012	34,355	16,334	1,980
September, 2012	34,333	16,037	1,980
October, 2012	34,355	16,334	1,980

Buyer and Seller agree that some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

II.    Applicable Reservation Rates ($/Dth/Day)

System	Winter Months (Nov.-Mar.)		Summer Months (Apr.-Oct.)
	Monthly Index ReservedQuantity	Daily Index ReservedQuantity	Monthly Index ReservedQuantity	Daily Index ReservedQuantity
MGT	$0.0174	$0.0100	$0.00	$0.00
TGT Gulf Coast	$0.0000	$0.0025	$0.00	$0.00
TETCO	$0.0025	$0.0050	$0.00	$0.00

    SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement             Revised Page No. 3
    April 1, 2012

APPENDIX D - Supplier Reservation Costs

Amendment
Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.

PROLIANCE ENERGY, LLC	SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien _______________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Marketing & Sales        Its: Vice President, Regulatory Affairs and Fuels

SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement         Revised Page No. 1
April 1, 2012

APPENDIX E –Commodity Purchases – Gas Cost Incentive Mechanism

The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement. All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM. Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Storage Refill:
For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.

For Storage Withdrawals:
For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:
Contract No.    Contract Rate    Index
ADS 1    Appendix K.1        Texas Gas – Zone SL
ADS 2    Appendix K.2        Texas Gas – Zone SL
ADS 3    Appendix K.3    Chicago-LDCs, large e-us
ADS 7    Appendix K.7        TETCO – (ELA, WLA, ETX, STX)

SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement          Revised Page No. 2
April 1, 2012
APPENDIX E- Commodity Purchases- Other Variable Costs
(Continued)

The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter’s tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

SIGECO
Texas Eastern
Contract No.    Contract Rate
ADS 7    Appendix K.7

Midwestern
Contract No.    Contract Rate
ADS 3            Appendix K.3

Texas Gas Z-3
Contract No.    Contract Rate
WDS 1    Appendix J.1
ADS 1    Appendix K.1
ADS 2    Appendix K.2
ADS 5     Appendix K.5
ADS 6    Appendix K.6

Ohio Valley Hub
Contract No.        Contract Rate
ADS 4             Appendix K.4

SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement          Revised Page No. 3
April 1, 2012

APPENDIX E - Commodity Purchases - Other Variable Costs

While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer’s obligation to Seller for rates, charges and costs incurred thereunder.
Amendment
Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO-Appendix F
Gas Sales And Portfolio Administration Agreement          Revised Page No. 1
April 1, 2012

Appendix F- Notices

Invoice Information:
Buyer:                        Seller:
Southern Indiana Gas and Electric Company    ProLiance Energy, LLC
Attn.: Director, Gas Supply    Attn: Accounting/Treasury
One Vectren Square     111 Monument Circle    Suite 2200
Evansville, IN 47708    Indianapolis, IN 46204-5178
(812) 491-4670    (317) 231-6800

Payments:
Buyer:                        Seller:
PNC Bank    1/7th Refill Gas Costs:
Huntington National Bank
For the Account of:    Indianapolis, Indiana
For the Account of:
Indiana gas Company, Inc.    ProLiance Energy, LLC
ABA# 044000024
ACCT# 01401007177

All Other Gas & Delivery Service Costs:
PNC Bank, N.A.
East Brunswick, NJ
For the Account of:
ProLiance Energy, LLC
ABA# 031207607
ACCT# 8026582295

Supply Plans/Operational/Force Majeure:
Buyer:    Seller:
Supply Plans    Supply Plans
Gas Supply Analyst    Chris Kershner
(812) 491-4333    (317) 231-6952
Operational    Operational
Randy Gary    Chris Kershner
(812) 491-4730    (317) 231-6952
Force Majeure    Force Majeure
Randy Gary (812) 491-4730    Chris Kershner - (317) 231-6952
Perry M. Pergola (812) 491-4670    Paula Montgomery - (317) 231-68
Gas Controller on Duty (812) 491-4530    ProLiance Energy, LLC
Southern Indiana Gas and Electric Company    111 Monument Circle
One Vectren Square    Suite 2200
Evansville, IN 47708    Indianapolis, Indiana 46204-5178
(812) 491-4687 (Telecopy)    (317) 231-6901 (Telecopy)

SIGECO-Appendix F

Gas Sales And Portfolio Administration Agreement          Revised Page No. 2
April 1, 2012

APPENDIX F- Notices
(Continued)
All Other Notices:
Buyer:    Seller:
Southern Indiana Gas and Electric Company    ProLiance Energy, LLC
Attn.: Director, Gas Supply    Attn: Paula Montgomery
One Vectren Square    111 Monument Circle
Evansville, IN 47708    Suite 2200
Indianapolis, Indiana 46204-5178
Amendment
Seller and Buyer agree that this Appendix F may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix F.

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO-Appendix G
Gas Sales And Portfolio Administration Agreement          Revised Page No. 1
April 1, 2012

APPENDIX G - Invoice/Payment Data

Invoice Date -     On or before the tenth (10th) day after the Contract Month.

Due Date -      All Delivery Service Costs due on or before the 20th day of the month
All Gas Costs due on or before the 25th day of the month.

Payment Method -    By wire transfer to account specified on invoice.

Amendment
Seller and Buyer agree that this Appendix G may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix G.

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO-Appendix H
Gas Sales and Portfolio Administration Agreement          Revised Page No. 1
April 1, 2012

APPENDIX H – Demand Cost Charges

This Annual Net Demand cost covers all delivery services provided by Seller to Buyer under Appendix I through Appendix K.  Other, additional, charges payable by Buyer to Seller for delivery services are specifically described in each Appendix Service (Appendix I through Appendix K)

Month	Gross Demand Cost	Demand Credit	Net Demand Cost
Apr	$505,257.00	$264.00	$504,993.00
May	$399,555.00	$265.00	$399,290.00
Jun	$389,337.00	$264.00	$389,073.00
Jul	$399,555.00	$265.00	$399,290.00
Aug	$399,555.00	$264.00	$399,291.00
Sep	$389,337.00	$265.00	$389,072.00
Oct	$556,265.00	$264.00	$556,001.00
Nov	$531,319.00	$265.00	$531,054.00
Dec	$683,629.00	$264.00	$683,365.00
Jan	$683,629.00	$265.00	$683,364.00
Feb	$624,050.00	$264.00	$623,786.00
Mar	$546,764.00	$265.00	$546,499.00
Total	$6,108,252.00	$3,174.00	$6,105,078.00

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Ronald E. Christian
David C. Pentzien            Ronald E. Christian
Its: Vice President of Sales & Marketing        Its: Executive Vice President

SIGECO-Appendix J.1

Gas Sales And Portfolio Administration Agreement         Revised Page No. 1
April 1, 2012

APPENDIX J.1 - Winter Delivery Service 1

Winter Delivery Service 1 TGT (“WDS 1”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 1 with the following delivered service entitlements:

Contract Months	Max Nominated Monthly

Daily Qty Demand $

November	0 Dth/day

December-February	25,000 Dth/day

March- October	0 Dth/day

2.    Unless otherwise agreed upon, Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer’s SIGECO South Shipper Deduct Texas Gas city gate.

3.	Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For WDS 1 Variable Costs:
Variable Cost & Fuels under the effective Texas Gas STF (Zone3-Zone 3) max rate schedule and other applicable costs, if any as billed.

c.	For WDS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Service expires March 31, 2013.

5.	Sellers provisions of WDS 1 shall be subject to the provisions of service reflected in Texas Gas STF tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services
Amendment

Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.1

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO-Appendix J.1
Gas Sales And Portfolio Administration Agreement         Revised Page No. 1
April 1, 2013

APPENDIX J.1 - Winter Delivery Service 1

Winter Delivery Service 1 TGT (“WDS 1”)

1.	Starting April 1, 2013, consistent with Buyer’s supply plans, Seller shall provide Buyer with WDS 1 with the following delivered service entitlements:

Contract Months	Max Nominated Monthly

Daily Qty Demand $

November	0 Dth/day

December-February	20,000 Dth/day

March- October	0 Dth/day

2.    Unless otherwise agreed upon, Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer’s SIGECO South Shipper Deduct Texas Gas city gate.

3.	Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For WDS 1 Variable Costs:
Variable Cost & Fuels under the effective Texas Gas STF (Zone3-Zone 3) max rate schedule and other applicable costs, if any as billed.

c.	For WDS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this WDS 1 service is March 31, 2013. Service expires March 31, 2014.

5.	Sellers provisions of WDS 1 shall be subject to the provisions of service reflected in Texas Gas STF tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services
Amendment

Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.1

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.1
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
     April 1. 2012

APPENDIX K.1 – Annual Delivery Service 1

Annual Delivery Service (“ADS 1”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 1 with the following delivered service entitlements:

Contract Month	MNDQ South	MUNDQ South	MNDQ North	MUNDQ North	Total MDQ
November - March	5,628	15,686	2,560	1,126	25,000
April	6,447	9,130	3,800	1,776	21,153
May- September	6,447		3,800		10,247
October	6,447	11,944	3,800	2,324	24,515

Nov. – Mar.        Apr. – Oct.
Maximum Seasonal Qty             1,674,952         1,754,361
Unnominated Winter Seasonal Qty     439,564

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s TGT City gates (as outlined above).

3.    Buyer shall pay Seller as follows:

a.	For Unnominated Quantities:
Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

b.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

c.	For ADS 1 Variable Costs:
Variable Cost & Fuel under the effective Texas Gas NNS (Zone 3) max rate schedule and other applicable costs, if any as billed.

d.	For ADS 1 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Notice for this ADS 1 service is October 31, 2014. Service expires October 31, 2015.

SIGECO -Appendix K.1
Gas Sales And Portfolio Administration Agreement     Revised Page No. 2
April 1, 2012

5.
Sellers provisions of ADS 1 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.1

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.2
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
April 1, 2012

APPENDIX K.2 – Annual Delivery Service 2

Annual Delivery Service 2 TGT (“ADS 2”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 2 with the following delivered service entitlements:

Contract Month	MNDQ South	MNDQ North	Total MDQ
November-October	13,000	2,000	15,000

Maximum Seasonal Qty    Nov. – Mar.        Apr. – Oct.
2,265,000         3,210,000

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s SIGECO North & South Shipper Deduct TGT City gate.

3.    Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 2 Variable Costs:
Variable Cost & Fuel per the effective max rates under Texas Gas FT (SL- Zone 3) rate schedule and other applicable costs, if any as billed.

c.	For ADS 7 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.    Notice for this ADS 2 service is March 31, 2014. Service expires March 31, 2015.

5.
Sellers provisions of ADS 2 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.2

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.3
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
April 1, 2012

APPENDIX K.3 - Annual Delivery Service 3

Annual Delivery Service 3 MGT (“ADS 3”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 3 with the following delivered service entitlements:

Contract Months	Max Nominated

Daily Qty

April - October	35,000 Dth/day

November - March	30,000 Dth/day

2.	Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s system.

3.	Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 3 Variable Costs:
Variable Cost & Fuel under the effective max rate Midwestern FT-A rate schedule and other applicable costs, if any as billed.

c.	For ADS 3 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for 30,000 Dth/day is October 1, 2013. Service expires March 31, 2014.
5,000 DTH/day expires October 31, 2012

5.
Sellers provisions of ADS 3 shall be subject to the provisions of service reflected in Midwestern FT tariffs, as well as other Midwestern FERC tariffs as may be applicable to the provision of those services.

Amendment

Seller and Buyer agree that this Appendix K.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.3

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.4
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
November 1, 2011

APPENDIX K.4 - Annual Delivery Service 4

Annual Delivery Service 4 OVH (“ADS 4”)

1.	Starting November 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 4 with the following delivered service entitlements:

Contract Months	Max Nominated

Daily Qty

November - October	25,000 Dth/day

2.    Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s City gate.

3.	Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.    For ADS 4 Variable Costs:
Variable Cost Rate of $.031/Dth and other applicable costs, if any as billed.

c.	For ADS 4 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Service expires October 31, 2013.

5.
Sellers provisions of ADS 4 shall be subject to the provisions of service reflected in Ohio Valley Hub FT tariffs, as well as other Ohio Valley Hub tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.4
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
November 1, 2012

APPENDIX K.4 - Annual Delivery Service 4

Annual Delivery Service 4 OVH (“ADS 4”)

1.	Starting November 1, 2013, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 4 with the following delivered service entitlements:

Contract Months	Max Nominated

Daily Qty

November - October	20,000 Dth/day

2.    Unless otherwise agreed upon, Seller shall provide entitlements to Buyer’s City gate.

3.	Buyer shall pay Seller as follows:

a.    For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.    For ADS 4 Variable Costs:
Variable Cost Rate of $.031/Dth and other applicable costs, if any as billed.

c.	For ADS 4 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for termination is October 31, 2012. Service will roll 1 year without notice. Service expires October 31, 2014.

5.
Sellers provisions of ADS 4 shall be subject to the provisions of service reflected in Ohio Valley Hub FT tariffs, as well as other Ohio Valley Hub tariffs as may be applicable to the provision of those services

Amendment

Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ____________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.7
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
April 1, 2012

APPENDIX K.7 - Annual Delivery Service 7

Annual Delivery Service 7 TETCO (“ADS 7”)

1.	Starting April 1, 2012, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 7 with the following delivered service entitlements:

Max Daily

Contract	Nominated

Months	Daily Qty

April – October    2,080 Dth/day
November – March    1,200 Dth/day

2.	Unless otherwise agreed upon, delivery of these volumes will be into the SIGECO system.

3.	Buyer shall pay Seller as follows:

a.	For ADS 7 Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E

b.	For ADS 7 Nominated Quantities Variable Costs:
Variable costs & Fuel under applicable max rate tariffs for Texas Eastern SCT tariff and other pipeline costs as mutually agreed upon by both parties.

c.	For ADS 7 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	This ADS 7 service expires October 31, 2014. A 2 year written notice is required to terminate. Service rolls 1 year out each year.

5.	Sellers provisions of ADS 7 shall be subject to the provisions of TETCO SCT Tariffs as well as applicable FERC tariffs.

Amendment

Seller and Buyer agree that this Appendix K.7 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.7.

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels

SIGECO -Appendix K.8
Gas Sales And Portfolio Administration Agreement     Revised Page No. 1
April 1, 2012
APPENDIX K.8 – Annual Delivery Service 8

Annual Delivery Service 8 TGT (“ADS 8”)

1.	Starting April 1, 2011, consistent with Buyer’s supply plans, Seller shall provide Buyer with ADS 8 with the following delivered service entitlements:

Contract Month	Total MDQ
April-March	9,000

2.	Unless otherwise agreed upon, Seller shall provide entitlements from TGT meter 9567 (Henderson-Dogtown) to Buyer’s SIGECO TGT City gate Meter # 9540 Dogtown.

3.    Buyer shall pay Seller as follows:

a.	For Nominated Commodity as follows:
Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

b.	For ADS 8 Variable Costs:
Demand, Variable, and other costs will be determined pursuant to Buyer’s Texas Gas Contract (# 26787) and as billed by Texas Gas, for Contract #26787, to ProLiance Energy as agent for Vectren Energy Delivery of Indiana South.

c.	For ADS 8 Fuel Rates:
Fuel Rates will be applied to Daily Wellhead Quantities pursuant to Texas Gas’s FT tariff for the Z3-Z3 deliveries.

d.	For ADS 8 Other Costs:
Other applicable costs if any as billed including penalties, overrun charges, etc as mutually agreed upon by both parties.

4.	Notice for this ADS 8 service is March 31, 2028. Service expires March 31, 2029 and corresponds with the termination of Buyer’s Texas Gas Contract #26787.

5.
Sellers provisions of ADS 8 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services and as reflected in Buyer’s Texas Gas Contract #26787.

Amendment

Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.8

PROLIANCE ENERGY, LLC.            SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By: _/s/ David C. Pentzien ________________        By: /s/ Jerrold L. Ulrey
David C. Pentzien            Jerrold L. Ulrey
Its: Vice President of Sales & Marketing        Its: Vice President, Regulatory Affairs and Fuels